UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 18, 2015

MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 North Lehigh Avenue, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 18, 2015, MFRI, Inc. (the "Company"). held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"), and its stockholders:

•	Elected all eight nominees for director to a one-year term;

•	On an advisory basis, approved the executive compensation set forth in the Proxy Statement; and

•	Ratified the appointment of Grant Thornton LLP as the independent auditor for 2015.

The following are the final voting results for each of the three proposals presented at the Annual Meeting:

Proposal 1	Election of directors:

	For	Withheld
David Unger	4,667,623	143,729
Bradley E. Mautner	4,675,211	136,141
Dennis Kessler	4,359,938	451,414
Mark A. Zorko	4,630,452	180,900
Michael J. Gade	4,625,352	186,000
David S. Barrie	4,687,422	123,930
Jerome T. Walker	4,691,822	119,530
David B. Brown	4,694,222	117,130

There were 1,302,296 broker non-votes with respect to Proposal 1.

Proposal 2Approval, on an advisory basis, of executive compensation in the Company's Proxy Statement:

For	Against	Abstain	Broker Non-Votes
4,610,983	196,819	3,550	1,302,296

Proposal 3Ratification of the selection of Grant Thornton LLP:

For	Against	Abstain
6,091,363	16,224	6,061

Item 8.01 - Other Events.

On June 18, 2015, David S. Barrie was appointed the Chairman of the Board of the Company. Prior to June 18, 2015, David Unger served as Chairman of the Board. Mr. Unger will remain a director of the Company. Since Mr. Barrie is an independent director, Dennis Kessler will no longer be the Lead Independent Director of the Board.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "continue," "remains," "intend," "aim," "towards," "should," "prospects," "could," "future," "potential," "believes," "plans," "likely,” "anticipate," "position," and "probable," or the negative thereof or other variations thereon or comparable terminology, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2015		MFRI, Inc.

	By:	/s/ Karl J. Schmidt
Vice President and Chief Financial Officer